UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2007
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida		33477

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (561) 277-6400
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”, and Item 7.01, “Regulation FD Disclosure”.
     On April 2, 2007, BabyUniverse, Inc. (the “Company”) issued a press release announcing the Company’s fourth-quarter and full year 2006 financial results and that the Company would discuss such financial results in a conference call on Monday, April 2, 2007 at 11:00 a.m Eastern Standard Time. In the release, the Company also announced that the conference call would be webcast live and, following an 8-K filing which includes a transcript of the call as an exhibit, a replay of the audio webcast would be made available.
     A copy of the press release is furnished as Exhibit 99.1. A copy of the script prepared for the conference call is furnished as Exhibit 99.2. Except for the information in Exhibit 99.1 referenced below under Item 8.01, “Other Events”, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
* * * * * *
     This Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) does not constitute an offer of any securities for sale. The proposed merger (the “Proposed Merger”) between the Company and eToys Direct, Inc. (“eToys”) will be submitted to the Company’s shareholders for their consideration. In connection with the Proposed Merger, the Company will file a registration statement, a proxy statement/prospectus and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS AND THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement/prospectus (when available) as well as other filed documents containing information about the Company and the Proposed Merger at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposed Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the Proposed Merger.
     The press release and conference call script attached hereto as Exhibits 99.1 and 99.2, respectively, may contain forward-looking statements that involve risks and uncertainties relating to future events or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.
     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.
Item 7.01 Regulation FD Disclosure.
     The information set forth above under Item 2.02, “Results of Operations and Financial Condition”, is also furnished pursuant to this Item 7.01, and Exhibits 99.1 and 99.2 are hereby incorporated by reference into this Item 7.01.
Item 8.01 Other Events.
     The disclosure in the Company’s April 2, 2007 press release (attached hereto as Exhibit 99.1) relating to the Company’s proposed merger with eToys Direct, Inc. may be deemed to be solicitation material pursuant to Rule 14a-12 under the Exchange Act. Only the portion of such press release relating to the Company’s proposed merger with eToys Direct, Inc. shall be deemed filed pursuant to Rule 14a-12 under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated April 2, 2007, issued by BabyUniverse, Inc. (See Items 2.02 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

99.2	Script for BabyUniverse, Inc. fourth-quarter and full year 2006 financial results conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: April 2, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 2, 2007, issued by BabyUniverse, Inc. (See Items 2.02 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

99.2	Script for BabyUniverse, Inc. fourth-quarter and full year 2006 financial results conference call.

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